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                                                                   Exhibit 99.2

                                   PROXY CARD

REVOCABLE PROXY

                    COMMUNITY NATIONAL BANK OF PASCO COUNTY


         PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ________, 2000.

         The undersigned hereby appoints _____________________ and ___________________, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Community National Bank of Pasco County (the "Bank") which the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held at the_____________________________, ___________, Florida, on _______, ________, 2000, at _______ a.m., and at any
adjournment or postponement thereof.

         SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF AGREEMENT TO MERGE LISTED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1. To authorize, adopt and approve the Agreement to Merge between Centerstate Banks of Florida, Inc., Community National Bank of Pasco County, and Community Interim National Bank of Pasco County.

                FOR                     AGAINST                    ABSTAIN
         ------                  ------                    -------


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                                    PLEASE MARK, SIGN BELOW, DATE AND RETURN
                                    THIS PROXY PROMPTLY IN THE ENVELOPE
                                    FURNISHED.

                                    PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR
                                    STOCK CERTIFICATE. WHEN SHARES ARE HELD BY
                                    JOINT TENANTS, BOTH SHOULD SIGN. WHEN
                                    SIGNING AS ATTORNEY, EXECUTOR,
                                    ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
                                    GIVE FULL TITLE AS SUCH. IF A CORPORATION,
                                    PLEASE SIGN IN FULL CORPORATE NAME BY
                                    PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A
                                    PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                    NAME BY AUTHORIZED PERSON.

                                    SHARES
                                           -----------------

                                    DATED            , 2000
                                          -----------


                                    -----------------------------------
                                    SIGNATURE


                                    -----------------------------------
                                    SIGNATURE IF HELD JOINTLY


                                    -----------------------------------
                                    PLEASE PRINT OR TYPE YOUR NAME



[ ] PLEASE MARK HERE IF YOU INTEND TO ATTEND THE 2000 SPECIAL MEETING OF SHAREHOLDERS.



       PLEASE RETURN YOUR SIGNED PROXY
       TO:

                             COMMUNITY NATIONAL BANK OF PASCO COUNTY
                             6930 GALL BLVD.
                             ZEPHYRHILLS, FLORIDA  33541-2513
                             ATTN: JAMES S. STALNAKER, JR.